Exhibit 10.22

Execution

FIRST AMENDMENT TO

AMENDED AND RESTATED JOINT VENTURE AGREEMENT

This FIRST AMENDMENT TO THE AMENDED AND RESTATED JOINT VENTURE AGREEMENT (this “Amendment”) is entered into as of September 21, 2020 (the “Effective Date”) by and between Volkswagen Group of America, Inc., a New Jersey corporation (“VWGoA”), Volkswagen Group of America Investments, LLC, a Delaware limited liability company (“VW Member”), QuantumScape Corporation, a Delaware corporation (“QS”), and QSV Operations LLC, a Delaware limited liability company (the “JV Entity”). Each of VWGoA, VW Member, QS and the JV Entity may be individually referred to herein as a “Party” and, collectively, as the “Parties.” Capitalized terms used herein without definition have the meanings set forth in the JVA (as defined below).

WHEREAS, on May 14, 2020, the Parties entered into an amended and restated joint venture agreement with respect to the JV Entity (the “JVA”).

WHEREAS, the Parties now wish to amend Section 3.1.1 of the JVA as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.    Restatement of Section 3.1.1. Section 3.1.1 of the JVA shall be amended and restated in its entirety as follows:

“3.1.1    The Phase 1 Pilot Line shall be located in either the United States or Germany. The exact location of the Phase 1 Pilot Line shall be determined by the VW Member in its sole discretion, but taking into account the anticipated location of the Phase 2 Gigafactory, which determination shall be made by Written notice thereof to QS by no later than June 30, 2021.”

2.    Effectiveness. This Amendment shall become effective on the Effective Date.

3.    Absence of other changes. Except to the extent expressly modified by this Amendment, all other terms of the JVA shall remain unaffected and in full force and effect.

4.    Representations and Warranties. Each Party represents and warrants to the other Parties that: (i) it is authorized to enter into this Amendment; (ii) it has the right to carry out all of its respective obligations under this Amendment; (iii) this Amendment, when executed and delivered by it, shall constitute valid and legally binding obligations of such Party and be enforceable against such Party in accordance with its terms; (iv) it will not create a conflict with or breach the terms of any other agreement to which it is a party by executing or performing this Amendment; and (v) the execution, delivery and performance by the Party under this Amendment will not violate any statute, rule or regulation applicable to it, or any order, writ, judgment, injunction, or decree of any court, governmental, or regulatory authority, or arbitrator to which such Party is subject.

5.    Miscellaneous. Sections 9.6, 9.8 – 9.11, and 9.13 – 9.18 of the JVA shall apply to this Amendment mutatis mutandis.

[Signature page follows]

Execution

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.

VOLKSWAGEN GROUP OF AMERICA, INC.

By:	/s/ Kevin Duke
Name:	Kevin Duke
Title:	Secretary

Execution

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.

VOLKSWAGEN GROUP OF AMERICA INVESTMENTS, LLC

By:	/s/ Kevin Duke
Name:	Kevin Duke
Title:	VP & Secretary

Execution

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.

QUANTUMSCAPE CORPORATION

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	Chief Legal Officer and Head of Corporate Development

Execution

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.

QSV OPERATIONS LLC

By:	/s/ Frank Blome
Name:	Frank Blome
Title:	QSV Board member

By:
Name:	Jens Wiese
Title:	QSV Board member

By:
Name:	Howard Lukens
Title:	QSV Board member

By:
Name:	Mike McCarthy
Title:	QSV Board member

Execution

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.

QSV OPERATIONS LLC

By:
Name:	Frank Blome
Title:	QSV Board member

By:	/s/ Jens Wiese
Name:	Jens Wiese
Title:	QSV Board member

By:
Name:	Howard Lukens
Title:	QSV Board member

By:
Name:	Mike McCarthy
Title:	QSV Board member

Execution

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.

QSV OPERATIONS LLC

By:	/s/ Howard Lukens
Name:	Howard Lukens
Title:	Manager

Execution

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first set forth above.

QSV OPERATIONS LLC

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	Manager